UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2016
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________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33,401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2016, Platform Specialty Products Corporation ("Platform") issued a press release announcing Platform's financial results for the three and six months ended June 30, 2016 (the "2016 Second Quarter Results"). A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), within the 2016 Second Quarter Results and the Presentation Slides (as defined under Item 7.01 of this Current Report) furnished herewith, Platform has provided the following non-GAAP financial measures: comparable adjusted diluted earnings per share, comparable sales, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA guidance, comparable adjusted EBITDA, comparable adjusted EBITDA margin and organic sales. Platform also evaluates and presents its results of operations on a constant currency and comparable constant currency basis. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.
Management believes that these non-GAAP measures provide useful information to investors by excluding certain items that it believes are not representative of Platform's business and including other items that it believes are useful in evaluating Platform's operations; thereby providing to investors a more complete understanding of the long-term profitability trends of Platform's business, and facilitate comparisons of its profitability to prior and future periods and to its peers.  These non-GAAP measures may not, however, be indicative of the results that Platform expects to recognize for future periods. Non-GAAP financial measures that Platform uses may also differ from measures that other companies may use. Non-GAAP financial measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP.
The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 7.01. Regulation FD Disclosure.
Simultaneously with the filing of this Current Report on Form 8-K, Platform posted financial presentation slides (the "Presentation Slides") relating to the 2016 Second Quarter Results. The Presentation Slides, which can be found in the Investor Relations section of Platform's website at www.platformspecialtyproducts.com under Events & Presentations, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
The furnishing of the Presentation Slides is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in Platform’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that Platform has made and may make from time to time by press release or otherwise. Platform undertakes no duty or obligation to update or revise the information contained in this presentation, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other Current Reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Safe Harbor” in Exhibit 99.2 attached hereto.
The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.2 attached hereto shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press release dated August 8, 2016 relating to Platform's financial results for the three and six months ended June 30, 2016 (furnished only).
99.2	Presentation Slides relating to Platform's financial results for the three and six months ended June 30, 2016 (furnished only).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION
(Registrant)
August 8, 2016	/s/ Sanjiv Khattri
(Date)	Sanjiv Khattri
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release dated August 8, 2016 relating to Platform's financial results for the three and six months ended June 30, 2016 (furnished only).
99.2	Presentation Slides relating to Platform's financial results for the three and six months ended June 30, 2016 (furnished only).